UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

Dominion Resources Black Warrior Trust

(Exact name of registrant as specified in its charter)

Delaware	1-11335	75-6461716
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Royalty Trust Management Southwest Bank 2911 Turtle Creek Boulevard Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 588-7839

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 19, 2015, Dominion Resources Black Warrior Trust issued a press release announcing updated information on the bankruptcy proceedings of Walter Energy, Inc., as previously announced in the press releases issued on July 28, 2015, August 19, 2015 and September 16, 2015, and that there would not be a distribution to unitholders of record as of November 30, 2015. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 19, 2015, issued by Dominion Resources Black Warrior Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES BLACK WARRIOR TRUST

Date: November 20, 2015	By: Southwest Bank, in its capacity as trustee of Dominion Resources Black Warrior Trust and not in its individual capacity or otherwise

	By:	/s/ Ron Hooper
Ron Hooper
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated November 19, 2015, issued by Dominion Resources Black Warrior Trust